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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-10434                  13-1726769
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                   Identification Number)
     incorporation or
       organization)

             PLEASANTVILLE, NEW YORK                        10570-7000
     (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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


Item 5.  OTHER EVENTS.
         ------------

     On October 15, 2002, The Reader's Digest Association, Inc., a Delaware corporation, entered into a revised Recapitalization Agreement with the DeWitt Wallace-Reader's Digest Fund, Inc. and the Lila Wallace-Reader's Digest Fund, Inc.

     Filed herewith are the following Exhibits:

     2.1 Recapitalization Agreement, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of October 15, 2002

     99.1 News release issued by The Reader's Digest Association, Inc. on October 16, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
          Not applicable

     (b)  PRO FORMA FINANCIAL INFORMATION
          Not applicable

     (c)  Exhibits

     NUMBER                              DESCRIPTION
     ------                              -----------

     2.1 Recapitalization Agreement, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of October 15, 2002

     99.1 News release issued by The Reader's Digest Association, Inc. on October 16, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Reader's Digest Association, Inc.

Date:  October 16, 2002

                                    /s/ C.H.R. DUPREE
                                    -----------------------------------------
                                    Name:   C.H.R. DuPree
                                    Title:  Vice President, Corporate Secretary
                                            and Associate General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
2.1          Recapitalization Agreement, by and among the DeWitt
             Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of October 15, 2002

99.1 News release issued by The Reader's Digest Association, Inc. on October 16, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters